UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Soliciting Material Pursuant to §240.14a-12

ING SERIES FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING SERIES FUND, INC.
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION MODERATE FUND

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180
October 5, 2007

Dear Shareholder:

     On behalf of the Board of Directors (the “Board”) of ING Series Fund, Inc. (the “Company”) and of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, each a series of the Company (each a “Fund” and together, the “Funds”), I am writing to you in connection with the special meeting of shareholders (“Special Meeting”) of the Funds scheduled for 10:00 AM, local time, on November 15, 2007 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. At the Special Meeting, you will be asked to vote on several proposals that are important to the operations of the Funds. These proposals are described in the Proxy Statement for the Special Meeting, which was recently mailed to you. Your vote on these proposals is important to us and we encourage you to read the Proxy Statement carefully and return your Proxy Ballot as soon as possible to ensure that your vote is counted at the Special Meeting.

     We recently learned that, because of a printing error, a page was inadvertently omitted from of the Proxy Statement. We apologize for any inconvenience that this may have caused you. The omitted page is included as Exhibit A to this letter and contains a complete description of Proposal Four, which is the proposal to reclassify the investment objective of each Fund as non-fundamental. As with each of the other proposals being considered at the Special Meeting, the Board of Directors believes that Proposal Four is in the best interests of each Fund and its shareholders and unanimously recommends that you vote “FOR” Proposal Four.

     If you have already returned your Proxy Ballot (or have otherwise voted electronically or by telephone) no further action is required; however, if you have not already voted or if you wish to change your vote with respect to Proposal Four, please submit the attached Proxy Ballot no later than November 14, 2007.

     The Company has retained ComputerShare Fund Services, a professional proxy solicitation firm, (“Solicitor”) to assist in the solicitation of proxies. Should you require any additional information regarding Proposal Four, the Proxy Statement or the Special Meeting, you may contact the Solicitor toll-free at (866) 436-6039.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT, INCLUDING THE INFORMATION RELATING TO PROPOSAL FOUR THAT IS ATTACHED HERETO AS EXHIBIT A, AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 14, 2007.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ SHAUN P. MATHEWS
----------------------------------------
SHAUN P. MATHEWS
PRESIDENT AND CHIEF EXECUTIVE
OFFICER

EXHIBIT A

PROPOSAL FOUR

RECLASSIFICATION OF THE INVESTMENT OBJECTIVE OF THE FUNDS AS
NON-FUNDAMENTAL

WHAT IS PROPOSAL FOUR?

     If shareholders approve this proposal, each Fund’s investment objective will become non-fundamental, meaning that it may be changed without shareholder approval if the Board determines that the change is in the interests of shareholders. There are no current plans to change the investment objective of any Fund.

     Each Fund’s investment objective is currently classified as a “fundamental” policy and therefore can be changed only by a shareholder vote. Shareholders are being asked to approve the reclassification of each Fund’s fundamental investment objective as non-fundamental. The proposed reclassification would give the Board the flexibility to revise the Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner and without the delay and expense of obtaining a shareholder vote. In addition, the Board would have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when it determines that a response is both appropriate and prudent. By minimizing the number of policies that can be changed only by shareholder vote, a Fund would be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board considers to be in the best interests of the Fund.

     If shareholders approve this proposal and the Fund’s Board thereafter decides to change a Fund’s investment objective, shareholders of that Fund will be given prior notice of not less than 60 days of any such change.

HOW WILL THE PROPOSAL CHANGE THE INVESTMENT PROGRAM OF THE FUNDS?

     Although Proposal Four gives the Funds greater flexibility to respond to future investment opportunities, it does not affect the investment objectives of the Funds, which remain unchanged. The Board does not expect these changes to affect the manner in which the Funds are managed, or the level of investment risk or investment performance of the Funds.

WHAT IS THE REQUIRED VOTE?

     Shareholders of each of the Funds will vote separately on the reclassification of the Fund’s investment objective as non-fundamental with the shareholders of all classes of a Fund voting together as a single class. Approval of the reclassification of the investment objective of each Fund to non-fundamental requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: the holders of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL FOUR?

     If shareholders of any Fund do not approve the reclassification, it will not be implemented and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     The Board has determined that approving the reclassification of each Fund’s investment objective as non-fundamental is in the interests of each Fund and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors, unanimously approved the reclassification of each Fund’s investment objective as non-fundamental and voted to recommend its approval to shareholders of each Fund. The Board is recommending that shareholders of each Fund vote “FOR” Proposal Four.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL FOUR